SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 4, 2004
                        (Date of earliest event reported)

                            Stillwater Mining Company
               (Exact Name of Registrant as Specified in Charter)

    Delaware                         0-7704                      81-0480654
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                  536 East Pike Avenue, Columbus, Montana 59019
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (406) 322-8700
              (Registrant's telephone number, including area code)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1        Press release issued on August 4, 2004 by Stillwater Mining Company.

Item 12.    Results of Operation and Financial Condition.

      On August 4, 2004, Stillwater Mining Company issued a press release for the quarterly period ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STILLWATER MINING COMPANY

Date: August 4, 2004                           By: /s/ John R. Stark
                                                   -----------------------------
                                             Name: John R. Stark
                                            Title: Vice President, Secretary and
                                                   General Counsel


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                                    EXHIBITS

99.1        Press release issued on August 4, 2004 by Stillwater Mining Company.